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                                                                    EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Navarre Corporation 1992 Stock Option Plan of our report dated April, 25, 2003, with respect to the consolidated financial statements and schedule of Navarre Corporation included in its Annual Report (Form 10-K) for the year ended March 31, 2003, filed with the Securities and Exchange Commission.




                                             /s/Ernst & Young LLP
Minneapolis, Minnesota
September 18, 2003